UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2003

NETWORKS ASSOCIATES, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 0-20558

Delaware (State or other jurisdiction of incorporation)	77-0316593 I.R.S. Employer Identification Number

3965 Freedom Circle Santa Clara, California (Address of principal executive offices)	95054 (Zip Code)

Registrant’s telephone number, including area code: (408) 988-3832

Item 7. Financial Statements and Exhibits.

99.1	Press release dated November 1, 2003, announcing completion of the previously announced restatement of financial statements and the filing of certain documents with the Securities and Exchange Commission (solely furnished and not filed herewith pursuant to Item 12).

Item 12. Results of Operations and Financial Condition

     On November 1, 2003, Networks Associates, Inc. (the “Registrant”) issued a press release announcing the completion of the previously announced restatement of its financial statements and the filing with the Securities and Exchange Commission of its 2002 Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q for the first and second quarters of 2003 and its Amendment No. 2 to its 2000 Annual Report on form 10-K. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby furnished and not filed. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORKS ASSOCIATES, INC.

Dated: November 1, 2003	By:	/s/ Stephen C. Richards Stephen C. Richards Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibits.

99.1	Press release dated November 1, 2003, announcing completion of the previously announced restatement of financial statements and the filing of certain documents with the Securities and Exchange Commission (solely furnished and not filed herewith pursuant to Item 12).